UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported): May 28, 2010

ICOP DIGITAL, INC.

(Exact name of registrant as specified in its charter)

Colorado	001-32560	84-1493152
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

16801 W. 116th Street Lenexa, Kansas	66219
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: 913-338-5550

Former name or former address, if changed since last report

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.03	Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.

On May 28, 2010, ICOP Digital, Inc. (the “Company”), through a vote of its Board of Directors, adopted the Fourth Amended and Restated Bylaws of the Company (the “Amended Bylaws”). The Amended Bylaws add Sections 13 and 14, which are advance notice procedures by which shareholders may submit proposals or director nominees for consideration at an annual meeting of the Company’s shareholders. Such notice must be given to the Company no less than 90 days nor more than 120 days prior to the date on which the Company first sent proxy materials for the preceding year’s annual meeting. A copy of the Amended Bylaws are attached as an exhibit to this Report.

Item 9.01	Financial Statements and Exhibits.

(d)	Exhibits

3.1	Fourth Amended and Restated Bylaws

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

ICOP DIGITAL, INC.

May 28, 2010	By:	/s/ David C. Owen
	Name:	David C. Owen
	Title:	Chief Executive Officer